SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  FORM 8-K/A
                               AMENDMENT NO. 1

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               January 2, 2001
                      (Date of Earliest Event Reported)


                       Commission File Number 1-15497
                           RecycleNet Corporation
           (Exact name of small business issuer in its charter)

              Utah                               87-0301924
  (State or other jurisdiction of     (IRS Employer Identification No.)
   incorporation or organization)


                  7 Darren Place, Guelph, ON N1H 6J2, CANADA
         (Address of principal executive offices, including Zip Code)

                               519-767-2913
                     (Registrant's telephone number,)



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

None; not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On January 2, 2001, RecycleNet Corporation acquired all of the outstanding capital stock of fiberglass.com, inc.,a Utah
Corporation. The fiberglass.com shares were acquired primarily from current holders of Class N shares of the registrant. The consideration for the acquisition was 32,500,650 shares of common stock. The acquisition will be recorded at the historical cost of the assets and liabilities of fiberglass.com, inc.

The assets of fiberglass.com, inc. included $108,798.20 USD in cash, the Internet portal "Fiberglass World," the Internet portal "House of Glass," as well as the domain names fiberglass.com, glasschange.com, and glasschange.net, and other intangible assets relating to customers' access to these Internet portals.

Audited financial statements for fiberglass.com, inc. as well as related pro forma financial information will be included in an amendment to this document.

There were no outstanding liabilities or debts in fiberglass.com, inc.

The fiberglass.com shares were acquired primarily from current holders of Class N shares of the registrant. The class N shares are convertible into common shares of the registrant on a one-for-one basis at the discretion of the holders thereof. The largest shareholder of fiberglass.com, inc. was Inter-Continental Recycling Inc., which received 15,637,852 common shares of the registrant, or 48% of the shares issued by it, in the acquisition. Inter-Continental Recycling, Inc., owns 58,033,269 Class N shares of the registrant, which is 87.34% of the currently outstanding Class N shares of the registrant. Inter-Continental is beneficially owned by Paul Roszel, the President and a director of the registrant. In addition, Mr. Roszel owns of record 5,526,312 Class N shares, or 8.3% of the outstanding class N shares of the registrant and he and his wife received an aggregate of 1,785,750 common shares of the registrant, directly and indirectly, in exchange for their shares in fiberglass.com, inc.

Richard Ivanovick, an officer and director of the registrant, holds directly and indirectly an aggregate of 636,422 Class N shares of the registrant and received 2,857,200 common shares in exchange for shares in fiberglass.com, inc. owned by him.

Keith A. Deck, a director of the registrant received 200,004 common shares in exchange for shares on fiberglass.com, inc. owned by him.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

None; not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

None; not applicable.

ITEM 5.  OTHER EVENTS

None; not applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

None; not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

None; not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR

None; not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION 5

None; not applicable.


                        Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  RECYCLENET CORPORATION
                                         January 11, 2001


                                  BY:  /s/ Paul Roszel
                                     ------------------------
                                     Paul Roszel, Chairman
                                      of the Board of Directors